Penn Series Funds, Inc.

Supplement dated July 21, 2008 to the Prospectus dated May 1, 2008

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus

1.  Changes With Respect to the Large Cap Growth Fund

The Board of Directors of the Penn Series Funds, Inc. (the "Company") has approved the following change to the investment sub-advisory arrangements for the Large Cap Growth Fund:

Fund	Previous Sub-Adviser	New Sub-Adviser
Large Cap Growth Fund	ABN AMRO Asset Management, Inc.	Turner Investment Partners, Inc.

Effective August 1, 2008, the information in the Investment Objective, Investment Strategy and Risks of Investing sub-sections of the section entitled LARGE CAP GROWTH FUND on page 31 of the prospectus is hereby deleted and replaced with the following:

Investment Objective. Long-term capital appreciation.

Investment Strategy. Under normal conditions, the Fund invests at least 80% of its net assets in common stocks of U.S. companies with large market capitalizations. This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change. For purposes of this policy, large capitalization companies have market capitalizations of more than $3 billion. When selecting investments for the Fund, the Sub-Adviser seeks to identify large capitalization U.S. companies with strong earnings growth potential. Further, the Fund invests in securities of companies that the Sub-Adviser believes are favorably priced in relation to their fundamental value and will likely appreciate over time. These securities may be traded over the counter or listed on an exchange. While the Fund primarily invests in the common stocks of large capitalization companies, the Fund may invest a portion of its assets (no more than 20%) in small and medium capitalization companies. The Fund may participate in initial public offerings ("IPOs").

In selecting companies for the Fund, the Sub-Adviser typically invests for the long-term and chooses securities that it believes offer strong opportunities for long-term capital appreciation. The Sub-Adviser generally considers selling a security when it reaches a target price, when it fails to perform as expected, or when other opportunities appear more attractive.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Risks of Investing. An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of long-term capital appreciation. The Fund's value will change primarily with changes in the prices of the common stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. The Fund is also subject to the risk that its principal market segment, large capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.

Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies. As a result, the prices of the smaller companies owned by the Fund may be volatile.

The Fund may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

Effective August 1, 2008, the information included under the heading ABN AMRO Asset Management, Inc. in the sub-section Sub-Advisers on page 96 of the prospectus is hereby deleted.

Effective August 1, 2008, the information included under the heading Turner Investment Partners, Inc. in the sub-section Sub-Advisers on page 97 of the prospectus is hereby deleted and replaced with the following:

Turner Investment Partners, Inc. Turner Investment Partners, Inc. ("Turner") is sub-adviser to the Mid Cap Growth Fund and Large Cap Growth Fund. As sub-adviser, Turner provides investment management services to the Funds. Turner is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania, 19312. As of March 31, 2008, Turner had approximately $25.9 billion in assets under management.

Christopher McHugh, Jason Schrotberger, CFA, and Tara Hedlund, CFA and CPA, are primarily responsible for the day-to-day portfolio management of the Mid Cap Growth Fund. Mr. McHugh acts as the lead manager for the Funds and Mr. Schrotberger and Ms. Hedlund act as co-managers for the Funds. Mr. McHugh is Senior Equity Portfolio Manager of Turner and joined Turner in 1990. Mr. Schrotberger is a Security Analyst/Portfolio Manager of Turner and joined Turner in 2001. Ms. Hedlund is a Security Analyst/Portfolio Manager of Turner and joined Turner in 2000.

Robert Turner, CFA, Mark Turner, Robb Parlanti, CFA, and Halie O'Shea are primarily responsible for the day-to-day portfolio management of the Large Cap Growth Fund. Mr. Robert Turner acts as the lead manager for the Fund and Mr. Mark Turner, Mr. Parlanti and Ms. O'Shea act as co-managers for the Fund. Mr. Robert Turner is Chairman and Chief Investment Officer and co-founded Turner in 1990. Mr. Mark Turner is President and Senior Portfolio Manager and co-founded Turner in 1990. Mr. Parlanti is a Senior Portfolio Manager/Security Analyst of Turner and joined Turner in 1993. Ms. O'Shea is a Security Analyst/Portfolio Manager of Turner and joined Turner in 2003.

2.  Change of Portfolio Managers for the Strategic Value Fund

The second paragraph under the heading Lord, Abbett & Co. LLC in the sub-section Sub-Advisers on page 96 of the prospectus is hereby deleted and replaced with the following:

Lord Abbett uses a team of investment managers and analysts acting together to manage the Strategic Value Fund's investments. The investment management team is headed by Howard E. Hansen, Partner and Portfolio Manager. Mr. Hansen joined Lord Abbett in 1995. Assisting Mr. Hansen is Jeff Diamond, Portfolio Manager, who joined Lord Abbett in 2007. Mr. Diamond was formerly a Managing Director at Axia Capital Management, LLC (2004-2006), and prior to 2004 served as a

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Senior Vice President/Portfolio Manager at Franklin Mutual Advisers. Messrs. Hansen and Diamond are jointly and primarily responsible for the day-to-day management of the Fund.

3.  Reduction of the Investment Advisory Fee for the Emerging Markets Equity Fund

The information included under the headings Fund Fees and Expenses, Annual Fund Operating Expenses and Example in the section entitled EMERGING MARKETS EQUITY FUND beginning on page 75 of the prospectus is hereby deleted and replaced with the following:

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The information in this table and the Example that follows does not reflect charges and fees deducted under your insurance contract. These charges and fees will increase expenses.

Annual Fund Operating Expenses
(expenses deducted from Fund assets)

Investment Advisory Fees	1.18%
Distribution (12b-1) Fees	None
Other Expenses	0.40	%*
Acquired Fund Fees and Expenses	0.02	%**
Total Annual Fund Operating Expenses	1.60	%***

  *  "Other Expenses" are based on estimated amounts for the current fiscal year.

  **  "Acquired Fund Fees and Expenses" reflect the estimated amount of the fees and expenses that will be incurred indirectly by the Fund through its investments in other investments companies during the current fiscal year.

  ***  The Administrative and Corporate Services Agent and the Fund's Investment Adviser have contractually agreed under an expense limitation agreement with the Company to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Fund from exceeding 1.58% of average daily net assets per year. This agreement is limited to the Fund's direct operating expenses and, therefore, does not apply to "Acquired Fund Fees and Expenses". Further, this agreement continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company, approves it at least annually (currently, in February).

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The figures below are based on the Fund's "Total Annual Fund Operating Expenses," which includes its "Acquired Fund Fees and Expenses". Although your actual costs and returns might be higher or lower, based on these assumptions your costs would be:

1 Year	$163
3 Years	$505

The chart setting forth the investment advisory fees paid by the newly created portfolios of the Company to the investment adviser included under the heading Expenses and Limitations in the section entitled MANAGEMENT on page 103 of the prospectus is hereby revised as follows to reflect the new investment advisory fee for the Emerging Markets Equity Fund:

Fund	Investment Advisory Fee
Emerging Markets Equity Fund	1.18% on the first $2.5 billion of assets; and 1.00% on assets over $2.5 billion.

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4.  New Expense Limitation Arrangement for Certain Funds of the Company

Independence Capital Management, Inc. ("ICMI"), The Penn Mutual Life Insurance Company ("Penn Mutual") and the Company, on behalf of its Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index, Developed International Index, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds (the "Funds"), have entered into an expense limitation agreement that contractually obligates Penn Mutual and/or ICMI to waive a portion of their fees and/or reimburse expenses to the extent necessary to keep total operating expenses of the Funds from exceeding their expense limitations (the "Expense Limitation Agreement"). Previously, Penn Mutual, under its administrative and corporate services agreement with the Company (the "Administrative and Corporate Services Agreement"), had agreed to waive its administrative and corporate services fees and reimburse expenses in order to maintain the expense limitations of the Funds. In connection with entering into the Expense Limitation Agreement, the Funds' expense limitations did not change. The Funds' expense limitations are included under the heading Expenses and Limitations in the section entitled MANAGEMENT beginning on page 101 of the prospectus.

Similar to the Administrative and Corporate Services Agreement, the Expense Limitation Agreement (a) except with respect to the Balanced Fund, is limited to the Funds' direct operating expenses and, therefore, does not apply to "Acquired Fund Fees and Expenses"; and (b) continues indefinitely so long as the Board of Directors, including a majority of the Directors who are not "interested persons" of the Company, approves it at least annually. Further, under the Expense Limitation Agreement, to the extent Penn Mutual and ICMI do not have an obligation to waive their fees or reimburse expenses of a Fund (e.g., the Fund is operating at or below its expense limitation), the Fund will reimburse Penn Mutual and/or ICMI for amounts previously waived or reimbursed by Penn Mutual or ICMI, if any, during the Fund's preceding three fiscal years. Penn Mutual and ICMI, however, shall not be entitled to any reimbursement that would cause the Fund to exceed its expense limitation. The reimbursement provision under the Expense Limitation Agreement is identical to the reimbursement provision under the Administrative and Corporate Services Agreement.

The prospectus is hereby revised to reflect new expense limitation arrangements for the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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Penn Series Funds, Inc.

Supplement dated July 22, 2008 to the Prospectus dated May 1, 2008

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus

1.  Anticipated Launch Date of New Penn Series Funds

It is currently anticipated that the following portfolios of the Penn Series Funds, Inc. (the "Company") will become available as investment options for variable annuity and variable life insurance contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company, on or about August 25, 2008:

Large Core Growth Fund	Large Core Value Fund	SMID Cap Growth Fund

SMID Cap Value Fund	Emerging Markets Equity Fund	Small Cap Index Fund

Developed International Index Fund	Balanced Fund	Aggressive Allocation Fund

Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund

Conservative Allocation Fund

2.  Name Change of Growth Stock Fund and Strategic Value Fund

The Board of Directors of the Company has approved the following name changes for two of the Company's portfolios:

•  the Growth Stock Fund will be renamed the Large Growth Stock Fund; and

•  the Strategic Value Fund will be renamed the Mid Core Value Fund.

In connection with their name changes, (1) the Mid Core Value Fund will adopt a non-fundamental policy that, under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of medium capitalization companies; and (2) the Large Growth Stock Fund will adopt a non-fundamental policy that, under normal conditions, the Fund will invest at least 80% of its net assets in common stocks of large capitalization companies. Investors will be given 60 days' advance notice of any change in either policy. For purposes of the Mid Core Value Fund's policy, medium capitalization companies have market capitalizations that, at the time of purchase, fall within the market capitalization range of companies in the Russell Mid Cap Index. For purposes of the Large Growth Stock Fund's policy, large capitalization companies have market capitalizations that fall within the market capitalization range of companies in the Russell 1000 Growth Index.

These name changes will take effect on or about August 25, 2008.

3.  Changes in Investment Sub-Advisory Arrangements

The Board of Directors of the Company has approved changes to the investment sub-advisory arrangements for certain of the Company's portfolios. Specifically, the Board approved the following sub-adviser changes:

Fund	Previous Sub-Adviser	New Sub-Adviser
Large Cap Value Fund	Lord, Abbett & Co. LLC	OppenheimerFunds, Inc.

Small Cap Growth Fund	Bjurman, Barry & Associates	Oppenheimer Capital LLC

Index 500 Fund	Wells Capital Management Incorporated	SSgA Funds Management, Inc.

These sub-adviser changes will take effect on or about August 25, 2008.

4.  Changes With Respect to the Large Cap Value Fund

The information in the Investment Objective, Investment Strategy and Risks of Investing sub-sections of the section entitled LARGE CAP VALUE FUND on page 27 of the prospectus is hereby deleted and replaced with the following:

Investment Objective. Long-term growth of capital.

Investment Strategy. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of large capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change. For purposes of this policy, large capitalization companies have market capitalizations of more than $5 billion at the time of purchase. The Fund primarily invests in common stocks with low price-earnings ratios and better-than-anticipated earnings.

The Sub-Adviser attempts to reduce the Fund's exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. In selecting securities for purchase or sale by the Fund, the Sub-Adviser selects securities one at a time. This is called a "bottom-up approach." The Sub-Adviser uses a fundamental analysis to select securities that it believes are undervalued relative to long-term earnings and cash flow potential. While this process and the inter-relationship of the factors used may change over time and its implementation may vary in particular cases, the Sub-Adviser currently considers one or more of the following factors when assessing a company's business prospects: future supply/demand conditions for its key products, product cycles, quality of management, competitive position in the market place, reinvestment plans for cash generated, and better-than-expected earnings reports. The Sub-Adviser may consider selling a stock for one or more of the following reasons: the stock price has reached its target, the company's fundamentals appear to be deteriorating, or better stock selections are believed to have been identified.

While the Fund primarily invests in large capitalization companies, the Fund may invest a portion of its assets (no more than 20%) in small and medium capitalization companies. The Fund may invest up to 25% of its total assets in securities of companies or governments in any country, including emerging market countries. These include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities. Securities of foreign issuers that are represented by American Depository Receipts ("ADRs") or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for purposes of this investment restriction. The Fund's investments in debt securities are subject to an aggregate limit of 10% of the Fund's net assets. The Fund may purchase both investment grade securities and non-investment grade securities (commonly referred to as "junk bonds") rated as low as "B" by Moody's or Standard & Poor's Rating Service or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Sub-Adviser).

In addition to common stocks, the Fund may invest in other equity securities, including preferred stocks, warrants, rights, and convertible securities. The Fund may invest in non-investment grade convertible securities (commonly referred to as "junk bonds") rated as low as "B" by Moody's or Standard & Poor's Rating Service or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Sub-Adviser). The Fund at times may engage in derivative transactions (such as options, futures contracts and options thereon, forward currency exchange contracts, and swaps) to protect against stock price, interest rate or currency rate declines, to enhance returns, or as a substitute for the purchase or sale of securities or currencies. Under normal market conditions, the Fund can invest up to 15% of its assets in cash and cash equivalents such as commercial paper, repurchase agreements, Treasury bills, and other short-term U.S. government securities. This strategy would be used primarily for cash management or liquidity purposes. To the extent that the Fund uses this strategy, it might reduce its opportunities to seek its objective of long-term growth of capital.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Risks of Investing. An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing primarily in equity securities of large capitalization companies in the hope of earning long-term growth of capital. The Fund's value will change primarily with changes in the prices of the common stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. Because of its "value" style of investing, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market, if the Sub-Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong. In addition, the Fund is subject to the risk that its principal market segment, large capitalization value companies, may underperform compared to other market segments or the equity markets as a whole.

The Fund's investments in securities of foreign issuers and ADRs involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad. The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will succeed in doing so. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts. In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates. In certain markets, it may not be possible to hedge currency risk.

Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Fund's value will change with changes in the prices of the fixed income securities held by the Fund. The value of fixed income securities vary inversely with changes in interest rates. During periods of rising interest rates, the value of the Fund may decline. Longer term fixed income securities tend to suffer greater declines than shorter term securities because they are more sensitive to interest rate changes. Fund performance also could be affected if an issuer or guarantor of a bond held by the Fund fails to make timely principal or interest payments or otherwise honor its obligations. Investing in junk bonds involves additional risks, including credit risk. The value of these lower quality bonds is affected by the creditworthiness of the companies that issue the securities, general economic and specific industry conditions. Companies issuing junk bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies which may impair their ability to make interest and principal payments. Therefore, the Fund's credit risk increases when the U.S. economy slows or enters a recession. The share price of the Fund is expected to be more volatile than the share price of a fund investing in higher quality fixed income securities, which react primarily to the general level of interest rates. In addition, the trading market for junk bonds may be less active and less liquid, that is, the Sub-Adviser may not be able to sell bonds at desired prices and large purchases or sales of certain junk bond issues can cause substantial price swings. As a result, the price at which junk bonds can be sold may be adversely affected and valuing such junk bonds can be a difficult task.

The Fund will be subject to the risk that its bonds may be paid off earlier or later than expected. Either situation could cause the Fund to hold securities paying lower-than-market rates of interest, which could hurt the Fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

Small- and mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. The securities of smaller companies are often traded in the over-the-counter market and, even if listed on a national securities exchange, the trading market (i.e., the volume of trades on any given day) for such securities may be less active than larger companies listed on that exchange. Consequently, the securities of these companies may be less liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than the securities of larger, more established companies. As a result, the prices of the smaller companies owned by the Fund may be volatile.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade ("junk bond") or are not rated, and are subject to credit risk, which is discussed above.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers' common stocks, but typically are more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's investment. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The Fund may use derivatives (including futures, options and swaps) to gain market exposure and potentially to enhance returns. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

The first two sentences of the first paragraph under the heading Lord, Abbett & Co. LLC in the sub-section Sub-Advisers on page 96 of the prospectus are hereby deleted and replaced by the following:

Lord, Abbett & Co. LLC. Lord, Abbett & Co. LLC ("Lord Abbett") is sub-adviser to the Strategic Value Fund (renamed Mid Core Value Fund, effective August 25, 2008). As sub-adviser, Lord Abbett provides day-to-day portfolio management services to the Fund.

The third paragraph under the heading Lord, Abbett & Co. LLC in the sub-section Sub-Advisers on page 96 of the prospectus is hereby deleted.

The following paragraphs are to be included in the sub-section Sub-Advisers beginning on page 96 of the prospectus:

OppenheimerFunds, Inc. OppenheimerFunds, Inc. ("Oppenheimer") is sub-adviser to the Large Cap Value Fund. As sub-adviser, Oppenheimer provides day-to-day portfolio management services to the Fund. Oppenheimer is located at Two World Financial Center, 225 Liberty Street, New York, New York 10281. Oppenheimer has been serving the investment needs of financial advisors and their clients since 1960 with more than 60 mutual funds and more than 6 million shareholder accounts. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company. Oppenheimer is one of the largest mutual fund companies in the United States, with over $240 billion in assets under management as of March 31, 2008.

Christopher Leavy is primarily responsible for the day-to-day management of the Large Cap Value Fund. Mr. Leavy has been Director of Equities at Oppenheimer since January 2007. He has been a Senior Vice President at Oppenheimer since September 2000.

The changes above will take effect on or about August 25, 2008.

5.  Changes With Respect to the Small Cap Growth Fund

The information in the Investment Strategy and Risks of Investing sub-sections of the section entitled SMALL CAP GROWTH FUND on page 47 of the prospectus is hereby deleted and replaced with the following:

Investment Strategy. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of small capitalization companies. This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change. For purposes of this policy, small capitalization companies have market capitalizations of less than $3 billion.

The Sub-Adviser's investment process focuses on bottom-up, fundamental analysis. The Sub-Adviser considers growth companies to include companies that it believes to have above average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the Sub-Adviser will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through in-depth proprietary research, the Sub-Adviser searches for non-consensus information regarding the growth prospects for small capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The Sub-Adviser generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications and quantitative data. Once a potential investment is identified, the Sub-Adviser conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The Sub-Adviser may interview company management, competitors and other industry experts to gauge the company's business model, future prospects and financial outlook. For new investments, the Sub-Adviser positions the size of investment based upon the combined analysis of thesis conviction, risk/reward, and portfolio construction, among other factors, which position size may then be increased or decreased based upon continuous fluctuations in these factors over time. Industry weightings are periodically evaluated versus the benchmark; the Sub-Adviser may trim positions in industries that become significantly overweight relative to the Fund's benchmark and may sell a stock when an alternative investment opportunity is deemed more attractive. The Sub-Adviser seeks to diversify the portfolio among different industries.

In addition to common stocks, the Fund may invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non·U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs) and in technology or technology-related companies. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and may lower fund performance.

Risks of Investing. An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in small cap growth companies in the hope of earning capital appreciation. The Fund's value will change with changes in the prices of the investments held by the Fund. The prices of common stocks held by the Fund will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition to the general risks of common stocks, an investment in small cap stocks may entail special risks. Small-cap stocks may be more volatile and less liquid than investments in larger, more established companies. Smaller capitalization companies may have limited product lines, markets or financial resources and may depend on a limited management group. As a result, smaller capitalization companies may be more vulnerable to adverse business or market developments. Growth stocks can be volatile for several reasons. Since those companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. The prices of growth stocks are based largely on projections of the issuer's future earnings and revenues. If a company's earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks. In addition, the Fund is subject to the risk that its principal market segment, small capitalization growth companies, may underperform compared to other market segments or the equity markets as a whole.

The Fund's investments in securities of foreign issuers and ADRs involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. Because of its foreign investments, the Fund may also experience more rapid or extreme changes in value than a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. There also is the risk that the cost of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currencies in non-U.S. countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention by U.S. or foreign governments, central banks or supranational agencies, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United State or abroad. The Sub-Adviser may, but is not required to, invest in certain instruments, such as forward currency exchange contracts, and may use certain techniques, such as hedging, to manage these risks. However, the Sub-Adviser cannot guarantee that it will succeed in doing so. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the hedging contracts. In addition, a hedging strategy relies upon the ability of the Sub-Adviser to accurately predict movements in currency exchange rates. In certain markets, it may not be possible to hedge currency risk.

Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade ("junk bond") or are not rated, and are subject to credit risk, which is the risk that an issuer or guarantor of a security may fail to make timely principal or interest payments or otherwise honor its obligations.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers' common stocks, but typically are more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's investment. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

A warrant is a security that gives the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.

The Fund may use derivatives (including futures and options) to gain market exposure and potentially to enhance returns. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

The Fund may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

The Fund may have greater risk to the extent it invests a substantial portion of its assets in the technology sector. The industries composing the technology sector may share common characteristics, may be subject to similar business risks and regulatory burdens, and may react similarly to economic, market, political or other developments. The Fund is also subject to the risk that the securities of issuers in the technology sector that the Fund purchases will underperform other market sectors or the market as a whole.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

The information included under the heading Bjurman, Barry & Associates in the sub-section Sub-Advisers on page 99 of the prospectus is hereby deleted and replaced with the following:

Oppenheimer Capital LLC. Oppenheimer Capital LLC ("Oppenheimer Capital") is sub-adviser to the Small Cap Growth Fund. As sub-adviser, Oppenheimer Capital provides day-to-day portfolio management services to the Fund. Oppenheimer Capital is located at 1345 Avenue of Americas, New York, NY 10105. Oppenheimer Capital is one of the largest mutual fund companies in the United States, with over $19.5 billion in assets under management as of March 31, 2008.

Michael Corelli is primarily responsible for the day-to-day management of the Small Cap Growth Fund. Mr. Corelli is portfolio manager for Oppenheimer Capital's Small Cap Growth strategy, and has been a member of the Small Cap Growth team since its inception in early 1999. He spent four years as a senior analyst on the team prior to becoming portfolio manager in early 2003. Prior to joining the firm in 1999, he spent six years at Bankers Trust working on the small and mid cap growth strategies. Mr. Corelli holds a BA from Bucknell University.

The changes above will take effect on or about August 25, 2008.

6.  Changes With Respect to the Index 500 Fund

The information in the Investment Objective, Investment Strategy and Risks of Investing sub-sections of the section entitled INDEX 500 FUND on page 34 of the prospectus is hereby deleted and replaced with the following:

Investment Objective. To seek a total return (capital appreciation and income) which corresponds to that of the S&P 500 Index.

Investment Strategy. The Fund invests at least 80% of its net assets in securities listed in the S&P 500® Index (the "Index"). This policy may be changed without the vote of shareholders but shareholders will be given 60 days' advance notice of any change. Under normal circumstances, however, the Fund intends to invest substantially all of its assets in securities of companies included in the Index and close substitutes (such as index futures contracts) that are designed to track the Index. The Index is a well-known stock market index that includes common stocks of approximately 500 companies from all major industries representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Stocks in the Index are weighted according to their float adjusted capitalizations. The Fund may concentrate (invest 25% or more of the value of its assets) in the securities of issuers having their principal business activities in the same industry if the Index is also concentrated in such industry.

The Sub-Adviser does not manage the Fund according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Sub-Adviser utilizes a "passive" investment approach, attempting to replicate the investment performance of the Index through automated statistical analytic procedures.

The Sub-Adviser seeks to replicate the returns of the Index by investing in the securities of the Index in approximately their Index weight. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index in proportions expected to replicate generally the performance of the Index as a whole. In addition, from time to time, stocks are added to or removed from the Index. The Fund may sell stocks that are represented in the Index, or purchase stocks that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

The Sub-Adviser may at times purchase or sell futures contracts, or options on those futures, in lieu of investment directly in the stocks making up the Index. The Sub-Adviser might do so, for example, in order to increase the Fund's investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Sub-Adviser might use futures or options on futures to reduce its investment exposure to the Index in situations where it intends to sell a portion of the stocks in the Fund's portfolio but the sale has not yet been completed. The Sub-Adviser may also enter into other derivatives transactions, including the purchase or sale of options or entering into swap transactions, to assist in replicating the performance of the Index.

Risks of Investing. An investment in the Fund may be appropriate for investors who are willing to accept the risks and uncertainties of investing in common stocks in the hope of achieving a total return which corresponds to that of the Index. The Fund's value will change primarily with changes in the prices of the stocks and other investments held by the Fund. The prices of common stocks will increase and decrease based on market conditions, specific industry conditions, and the conditions of the individual companies that issued the common stocks. In general, common stocks are more volatile than other investments, such as fixed income securities. However, over the long term, common stocks have shown greater potential for capital appreciation. In addition, the Fund is subject to the risk that the securities that comprise the Index may underperform other market segments or the equity markets as a whole. To the extent the Fund concentrates its investments in issuers doing business in the same industry, the Fund will increase its investment exposure to the risks of that industry and will be subject to greater volatility.

The Fund may use derivatives (including futures, options and swaps) to gain market exposure. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund.

It is anticipated that the correlation of the Fund's performance to that of the Index will increase as the size of the Fund grows to critical mass. The Sub-Adviser's ability to achieve significant correlation between Fund and Index performance may be affected by changes in securities markets, changes in the composition of the Index and the timing of purchases and redemptions of Fund shares.

As with investing in other securities whose prices increase and decrease in market value, you may lose money by investing in the Fund.

The information included under the heading SSgA Funds Management, Inc. in the sub-section Sub-Advisers on page 101 of the prospectus is hereby deleted and replaced with the following:

SSgA Funds Management, Inc. SSgA Funds Management, Inc. ("SSgA FM") is sub-adviser to the Small Cap Index Fund, Developed International Index Fund and Index 500 Fund. As sub-adviser, SSgA FM provides day-to-day portfolio services to the Funds. Its principal place of business is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111. SSgA FM is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940 and is a wholly owned subsidiary of State Street Corporation, a publicly held bank holding company. As of March 31, 2008, SSgA FM had over $154 billion in assets under management. SSgA FM, State Street Bank and Trust Company ("State Street") and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street Corporation. With over $1.9 trillion under management as of March 31, 2008, SSgA provides complete global investment management services from offices in North America, South American, Europe, Asia, Australia and the Middle East.

SSgA FM uses a team of investment managers and analysts acting together to manage the investments of the Funds. Lynn Blake and John Tucker have joint and primary responsibility for the day-to-day management of the Funds. Ms. Blake is a Principal of SSgA FM, Managing Director of SSgA and the Head of Non-US Markets in the Global Structured Products Group. Mr. Tucker is a Principal of SSgA FM, Vice President of SSgA and Head of US Equity Markets in the Global Structured Products Group. Ms. Blake and Mr. Tucker have been with SSgA since 1987 and 1988, respectively.

The information included under the heading Wells Capital Management Incorporated in the sub-section Sub-Advisers on page 97 of the prospectus is hereby deleted and replaced with the following:

Wells Capital Management Incorporated. Wells Capital Management Incorporated ("Wells") is sub-adviser to the Large Core Growth Fund and SMID Cap Growth Fund. As sub-adviser, Wells provides day-to-day portfolio management services to the Funds. Wells is located at 525 Market Street, 10th Floor, San Francisco, California, 94105. Wells is a wholly-owned subsidiary of Wells Fargo Bank, N.A., which in turn is wholly-owned by Wells Fargo & Company, a diversified financial services company. As of December 31, 2007, Wells and its affiliates had approximately $219 billion in assets under management.

Wells uses a team of investment managers and analysts acting together to manage the investments of the Large Core Growth Fund. Thomas Pence, CFA, heads the team and is primarily responsible for the day-to-day management of the Large Core Growth Fund. Mr. Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells. Mr. Pence joined Wells in 1993.

Wells uses a team of investment managers and analysts acting together to manage the investments of the SMID Cap Growth Fund. Stuart Roberts and Jerome C. Philpott head the team and have joint and primary responsibility for the day-to-day management of the Fund. Mr. Roberts is a senior portfolio manager and Mr. Philpott serves as managing director and senior portfolio manager for Wells' Montgomery Small Cap Growth Equity team. Mr. Roberts and Mr. Philpott have been with Wells since 1990 and 1991, respectively.

The changes above will take effect on or about August 25, 2008.

7.  Performance Information for Certain Sub-Advisers' Other Accounts

The following is to be included as a new section of the prospectus entitled "PERFORMANCE INFORMATION FOR CERTAIN SUB-ADVISERS' OTHER ACCOUNTS" beginning on page 103 of the prospectus immediately before the ACCOUNT POLICIES section:

PERFORMANCE INFORMATION FOR CERTAIN SUB-ADVISERS' OTHER ACCOUNTS

Turner Investment Partners, Inc. Turner has substantial experience in managing other accounts with substantially similar investment objectives, policies and principal investment strategies as the Penn Series Large Cap Growth Fund (the "Fund"). The bar chart and table below are designed to show you how a composite of all similar Large Cap Growth accounts managed by Turner performed over various periods in the past. The accounts comprising the Turner Core Growth Equity Composite have investment objectives, policies and principal investment strategies that are substantially similar to the Fund.

The returns of the Turner Core Growth Equity Composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Growth Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Turner. The information does not represent the historical performance of the Fund and should not be considered a prediction of its future performance. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The Turner Core Growth Equity Composite includes accounts managed by Turner that pay lower expenses than those paid by shareholders of the Fund. Higher expenses reduce returns to investors. None of the accounts comprising the Turner Core Growth Equity Composite have been registered under the Investment Company Act of 1940 and therefore they are not subject to certain investment restrictions and diversification rules imposed by the Investment Company Act of 1940. If the accounts had been registered under the Investment Company Act of 1940, their performance and the composite performance might have been adversely affected. In addition, the accounts comprising the Turner Core Growth Equity Composite were not subject to Subchapter M of the Internal Revenue Code. If the accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. The aggregate returns of the accounts in the Turner Core Growth Equity Composite may not reflect the returns of any particular account of Turner. All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.

Bar Chart

This chart shows changes in the Turner Core Growth Equity Composite's performance from year to year for the past ten years. The performance information shown is based on full calendar years.

Turner Core Growth Equity Composite

During all periods shown in the bar chart, the Turner Core Growth Equity Composite's highest quarterly return was 28.93%, for the quarter ended December 31, 1999, and its lowest quarterly return was (20.08)%, for the quarter ended September 30, 2001.

Performance Table

This table shows how the Turner Core Growth Equity Composite's average annual returns over one year, five years, ten years and since inception compare to those of a broad-based securities market index.

Average Annual Total Returns (for periods ending December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception**
Turner Core Growth Equity Composite	22.77%	18.02%	8.09%	12.60%
Russell 1000 Growth Index*	11.81%	12.10%	3.83%	9.73%

  *  The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities.

  **  Inception date of the Composite is April 1, 1990. Index returns are provided from April 1, 1990.

Van Kampen Asset Management. Van Kampen and its affiliated investment advisory entities ("VKAM") have substantial experience in managing investment companies and other accounts with substantially similar investment objectives, policies and principal investment strategies as the Penn Series Emerging Markets Equity Fund (the "Fund"). The bar chart and table below are designed to show you how a composite of all similar Emerging Markets Equity pooled fund, fee-paying portfolios managed on a fully discretionary basis managed by VKAM performed over various periods in the past. The accounts comprising the MS Emerging Markets Strategy Composite have investment objectives, policies and principal investment strategies that are substantially similar to the Fund.

The returns of the MS Emerging Markets Strategy Composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the MSCI Emerging Markets (Net) Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of VKAM. The information does not represent the historical performance of the Fund and should not be considered a prediction of its future performance. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The MS Emerging Markets Strategy Composite includes accounts managed by VKAM that pay lower expenses than those paid by shareholders of the Fund. Higher expenses reduce returns to investors. Certain of the accounts comprising the MS Emerging Markets Strategy Composite have not been registered under the Investment Company Act of 1940 and therefore they may not be subject to certain investment restrictions and diversification rules imposed by the Investment Company Act of 1940. If all of the accounts had been registered under the Investment Company Act of 1940, their performance and the composite performance might have been adversely affected. In addition, certain of the accounts comprising the MS Emerging Markets Strategy Composite were not subject to Subchapter M of the Internal Revenue Code. If all of the accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. The aggregate returns of the accounts in the MS Emerging Markets Strategy Composite may not reflect the returns of any particular account of VKAM. All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.

Bar Chart

This chart shows changes in the MS Emerging Markets Strategy Composite's performance from year to year for the past ten years. The performance information shown is based on full calendar years.

MS Emerging Markets Strategy Composite

During all periods shown in the bar chart, the MS Emerging Markets Strategy Composite's highest quarterly return was 51.96%, for the quarter ended 12/31/1999, and its lowest quarterly return was (23.52)%, for the quarter ended 9/30/1998.

Performance Table

This table shows how the MS Emerging Markets Strategy Composite's average annual returns over one year, five years, ten years and since inception, compare to those of a broad-based securities market index.

Average Annual Total Returns (for periods ending December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception**
MS Emerging Markets Strategy Composite*	41.8%	38.4%	15.9%	14.3%
MSCI Emerging Markets Index***	39.4%	37.0%	14.3%	12.7%

  *  Performance information for the MS Emerging Markets Strategy Composite, which includes all pooled fund, fee-paying portfolios managed on a fully discretionary basis by VKAM, according to its investment strategy. All composite returns over one year are annualized and net of fees.

  **  Inception date of the Composite is November 30, 1991. Index returns are provided from November 30, 1991.

  ***  The MSCI Emerging Markets (Net) Index is used from its inception January 1, 2001 and the MSCI Emerging Markets Free Index (Gross) is used prior. Historical performance has been linked. The MSCI Emerging Markets (Net) Index is a free float-adjusted market capitalization index that is designed to measure market equity performance in 26 emerging market countries and is net of dividends and taxes. The MSCI Emerging Markets Free Index (Gross) does not account for foreign dividend taxation.

Eaton Vance Management. Eaton Vance has substantial experience in managing investment companies and other accounts with substantially similar investment objectives, policies and principal investment strategies as the Penn Series Large Core Value Fund (the "Fund"). The bar chart and table below are designed to show you how a composite of all similar Large Cap Value accounts managed by Eaton Vance performed over various periods in the past. The accounts comprising the Eaton Vance Large Cap Value Master Composite have investment objectives, policies and principal investment strategies that are substantially similar to the Fund.

The returns of the Eaton Vance Large Cap Value Master Composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Russell 1000 Value Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Eaton Vance. The information does not represent the historical performance of the Fund and should not be considered a prediction of its future performance. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The Eaton Vance Large Cap Value Master Composite includes accounts managed by Eaton Vance that pay lower expenses than those paid by shareholders of the Fund. Higher expenses reduce returns to investors. Certain of the accounts comprising the Eaton Vance Large Cap Value Master Composite have not been registered under the Investment Company Act of 1940 and therefore they are not subject to certain investment restrictions and diversification rules imposed by the Investment Company Act of 1940. If all of the accounts had been registered under the Investment Company Act of 1940, their performance and the composite performance might have been adversely affected. In addition, certain of the accounts comprising the Eaton Vance Large Cap Value Master Composite were not subject to Subchapter M of the Internal Revenue Code. If all of the accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. The aggregate returns of the accounts in the Eaton Vance Large Cap Value Master Composite may not reflect the returns of any particular account of Eaton Vance. All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.

Bar Chart

This chart shows changes in the Eaton Vance Large Cap Value Master Composite's performance from year to year for the past ten years. The performance information shown is based on full calendar years.

During all periods shown in the bar chart, the Eaton Vance Large Cap Value Master Composite's highest quarterly return was 17.94%, for the quarter ended 12/31/1998, and its lowest quarterly return was (15.57)%, for the quarter ended 9/30/2002.

Performance Table

This table shows how the Eaton Vance Large Cap Value Master Composite's average annual returns over one year, five years, ten years and since inception compare to those of a broad-based securities market index.

Average Annual Total Returns (for periods ending December 31, 2007)

	1 Year	5 Years	10 Years	Since Inception**
Eaton Vance Large Cap Value Master Composite	10.44%	16.01%	10.09%	12.20%
Russell 1000 Value Index*	-0.17%	14.63%	7.68%	12.87%

  *  The Russell 1000 Value Index is a broad-based, unmanaged market index of 1000 U.S. value stocks. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities.

  **  Inception date of the Composite is January 1, 1991. Index returns are provided from January 1, 1991.

AllianceBernstein L.P. Alliance has substantial experience in managing investment companies and other accounts with substantially similar investment objectives, policies and principal investment strategies as the Penn Series SMID Cap Value Fund (the "Fund"). The bar chart and table below are designed to show you how a composite of all similar Bernstein U.S. Small & Mid Cap Value Composite accounts managed by Alliance performed over various periods in the past. The accounts comprising the Bernstein U.S. Small & Mid Cap Value Composite have investment objectives, policies and principal investment strategies that are substantially similar to the Fund.

The returns of the Bernstein U.S. Small & Mid Cap Value Composite reflect deductions of account fees and expenses (including advisory fees), and includes all dividends and distributions. The returns of the Russell 2500 Value Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Alliance. The information does not represent the historical performance of the Fund and should not be considered a prediction of its future performance. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The Bernstein U.S. Small & Mid Cap Value Composite includes accounts managed by Alliance that pay lower expenses than those paid by shareholders of the Fund. Higher expenses reduce returns to investors. Some of the accounts comprising the Bernstein U.S. Small & Mid Cap Value Composite have not been registered under the Investment Company Act of 1940 and therefore they are not subject to certain investment restrictions and diversification rules imposed by the Investment Company Act of 1940. If such accounts had been registered under the Investment Company Act of 1940, their performance and the composite performance might have been adversely affected. In addition, some of the accounts comprising the Bernstein U.S. Small & Mid Cap Value Composite were not subject to Subchapter M of the Internal Revenue Code. If such accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. The aggregate returns of the accounts in the Bernstein U.S. Small & Mid Cap Value Composite may not reflect the returns of any particular account of Alliance. All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.

Bar Chart

This chart shows changes in the Bernstein U.S. Small & Mid Cap Value Composite's performance from year to year since inception. The performance information shown is based on full calendar years.

Bernstein US Small & Mid Cap Value Composite

During all periods shown in the bar chart, the Bernstein U.S. Small & Mid Cap Value Composite's highest quarterly return was 21.13%, for the quarter ended June 30, 2003, and its lowest quarterly return was (21.24)%, for the quarter ended September 30, 2002.

Performance Table

This table shows how the Bernstein U.S. Small & Mid Cap Value Composite's average annual returns over one year, five years and since inception compare to those of a broad-based securities market index.

Average Annual Total Returns (for periods ending December 31, 2007)

	1 Year	5 Years	Since Inception**
Bernstein U.S. Small & Mid Cap Value Composite	1.63%	16.33%	13.45%
Russell 2500 Value Index*	-7.27%	16.17%	11.12%

  *  The Russell 2500 Value Index is a widely recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalizations) index of the 2,500 smallest U.S. companies out of the 3,000 largest U.S. companies. The Index contains the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values than those in the Russell 2500 Growth Index. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities.

  **  Inception date of the Composite is December 31, 2000. Index returns are provided from December 31, 2000.

Wells Capital Management Incorporated. Wells has substantial experience in managing investment companies and other accounts with substantially similar investment objectives, policies and principal investment strategies as the Penn Series Large Core Growth Fund (the "Fund"). The bar chart and table below are designed to show you how a composite of all similar Fundamental Large Cap Growth Equity accounts managed by Wells performed over various periods in the past. The accounts comprising the Fundamental Large Cap Growth Equity Composite have investment objectives, policies and principal investment strategies that are substantially similar to the Fund.

The returns of the Fundamental Large Cap Growth Equity Composite reflect deductions of account fees and expenses (including advisory fees), and assume all dividends and distributions have been reinvested. The returns of the Russell 1000® Growth Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Wells. The information does not represent the historical performance of the Fund and should not be considered a prediction of its future performance. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The Fundamental Large Cap Growth Equity Composite includes accounts managed by Wells that pay lower expenses than those paid by shareholders of the Fund. Higher expenses reduce returns to investors. A majority of the accounts comprising the Fundamental Large Cap Growth Equity Composite have not been registered under the Investment Company Act of 1940 and therefore they are not subject to certain investment restrictions and diversification rules imposed by the Investment Company Act of 1940. If these accounts had been registered under the Investment Company Act of 1940, their performance and the composite performance might have been adversely affected. In addition, a majority of the accounts comprising the Fundamental Large Cap Growth Equity were not subject to Subchapter M of the Internal Revenue Code. If these accounts had been subject to Subchapter M, their performance and the composite performance might have been adversely affected. The aggregate returns of the accounts in the Fundamental Large Cap Growth Equity Composite may not reflect the returns of any particular account of Wells. All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.

Bar Chart

This chart shows changes in the Fundamental Large Cap Growth Equity Composite's performance from year to year since inception. The performance information shown is based on full calendar years.

During all periods shown in the bar chart, the Fundamental Large Cap Growth Equity Composite's highest quarterly return was 15.11%, for the quarter ended June 30, 2003, and its lowest quarterly return was (16.95)%, for the quarter ended March 31, 2001.

Performance Table

This table shows how the Fundamental Large Cap Growth Equity Composite's average annual returns over one year, five years and since inception compare to those of a broad-based securities market index.

Time-Weighted Rates of Returns (for periods ending December 31, 2007)***

	1 Year	5 Years	Since Inception**
Fundamental Large Cap Growth Equity Composite – Net	18.8%	16.5%	1.2%
Russell 1000® Growth Index*	11.8%	12.1%	-2.4%

  *  The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities.

  **  Inception date of the Composite is November 1, 2000. Index returns are provided from November 1, 2000.

  ***  Wells Capital Management ("Wells Capital") is a registered investment adviser and a wholly owned subsidiary of Wells Fargo Bank, N.A. The firm was created in 1996 from an existing institutional business and investment management teams in place since 1981. During the fourth quarter of 1999, Norwest Investment Management Inc. and Wells Capital were combined under the name Wells Capital following the merger of Norwest Corporation and Wells Fargo & Co. In August 2001, Sutter Advisors LLC was created as a wholly owned subsidiary of Wells Capital. Wells Capital acquired three investment teams of Montgomery Asset Management in January 2003 and the firm Benson Associates in November 2003. In January 2005, Wells Fargo acquired assets of Strong Financial Corporation and several investment teams from Strong joined Wells Capital as part of the transaction. In all cases, the investment teams involved in each acquisition and merger remain autonomous teams within Wells Capital and since joining Wells Capital, substantially all the decision makers and the investment processes of each team remain intact.

    Wells Capital has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®).

    The Fundamental Large Cap Growth Equity Composite ("Composite"), formerly named the Strong Fundamental Large Capitalization Growth Equity Composite, includes all fully discretionary accounts over $5 million managed in this style. Performance shown prior to January 1, 2005 represents performance achieved by the Fundamental Growth Equity Team while at Strong Capital Management. The Composite contains accounts investing primarily in the equities of medium-large capitalization growth companies at reasonable prices, with an objective of outperforming the Russell 1000 Growth Index. Prior to January 1, 2005, there was no minimum account size required for composite inclusion. The Composite was created November 1, 2000.

    In March 2006, Erik Voss, Senior Portfolio Manager left Wells Capital.

    Performance calculations are time-weighted rates of return and are net of transaction costs and non reclaimable withholding taxes, if any. Results reflect the reinvestment of dividends and other earnings. All returns and asset values are expressed in U.S. dollars. Additional information regarding Wells Capital's policies and procedures for calculating and reporting returns is available upon request.

    The Russell 1000 Growth Index returns are provided to represent the investment environment existing during the time periods shown and are not covered by the report of independent verifiers. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. For comparison purposes, the index is fully invested, which includes the reinvestment of income. The returns for the index do not include any transaction costs, management fees or other costs.

    The net performance data shown are net of model investment advisory fees. Effective January 1, 2008, the published fee schedule for this strategy is:

First $25 Million	0.75%
Next $25 Million	0.65%
Next $50 Million	0.50%
Over $100 Million	0.40%
Minimum Annual Fee	$75,000

    A model fee is utilized for the net composite returns, which is the maximum annual advisory fee based upon the fee schedule in effect during each respective performance period for each account in the Composite. Any changes to the fee schedule are reflected in the calculation of the net composite returns beginning with the period in which the fee schedule is revised. Actual fees may vary depending on, among other things, the applicable fee schedule and portfolio size. Wells Capital's fee schedules are available upon request and may also be found in Part II of Form ADV.

    Dispersion is calculated using the equal-weighted standard deviation of all accounts included in the composite for the entire year. For years where there are fewer than 5 accounts in the composite for the entire year, dispersion is not presented as it is not a meaningful statistical calculation.

    Actual performance results may differ from composite returns, depending on the size of the account, investment guidelines and/or restrictions, inception date and other factors. Past performance is not indicative of future results. As with any investment vehicle, there is always the potential for gains as well as the possibility of losses. For a complete list and description of Wells Capital's composites, please see https://www.wellscap.com/about/business_risk_compliance.html.

Oppenheimer Capital LLC. Oppenheimer Capital has substantial experience in managing investment companies and other accounts with substantially similar investment objectives, policies and principal investment strategies as the Penn Series Small Cap Growth (the "Fund"). The bar chart and table below are designed to show you how a composite of all similar Small Cap Growth accounts managed by Oppenheimer Capital performed over various periods in the past. The accounts comprising the OpCap Small Cap Growth (unconstrained) Composite have investment objectives, policies and principal investment strategies that are substantially similar to the Fund. Similar to the Fund, the accounts comprising the OpCap Small Cap Growth (unconstrained) Composite also have been registered under the Investment Company Act of 1940 and have been subject to Subchapter M of the Internal Revenue Code.

The returns of the OpCap Small Cap Growth (unconstrained) Composite reflects the deductions of fees and expenses (including advisory fees) and assume all dividends and distributions have been reinvested. The returns of the Russell 2000 Growth Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Oppenheimer Capital. The information does not represent the historical performance of the Fund and should not be considered a prediction of its future performance. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The OpCap Small Cap Growth (unconstrained) Composite may include accounts managed by Oppenheimer Capital that pay lower expenses than those paid by shareholders of the Fund. Higher expenses reduce returns to investors. The aggregate returns of the accounts in the OpCap Small Cap Growth (unconstrained) Composite may not reflect the returns of any particular account of Oppenheimer Capital. All returns are stated before the imposition of taxes. After-tax returns would be lower than those shown.

Bar Chart

This chart shows changes in the OpCap Small Cap Growth (unconstrained) Composite performance from year to year since inception. The performance information shown is based on full calendar years.

OpCap Small Cap Growth (unconstrained) Composite Annual Performance – Net

During all periods shown in the bar chart, the OpCap Small Cap Growth (unconstrained) Composite's highest quarterly return was 35.99%, for the quarter ended 12/31/01, and its lowest quarterly return was (30.90)%, for the quarter ended 09/30/01.

Performance Table

This table shows how the OpCap Small Cap Growth (unconstrained) Composite's average annual returns over one year, five years and since inception compare to those of a broad-based securities market index.

Average Annual Net Total Returns (for periods ending December 31, 2007)

	1 Year	5 Years	Since Inception**
OpCap Small Cap Growth (unconstrained) Composite	9.39%	20.05%	9.04%
Russell 2000 Growth Index*	7.05%	16.50%	5.01%

  *  The Russell 2000 Growth Index is a widely-recognized, capitalization-weighted index that measures the performance of the smallest 2,000 companies in the Russell 3000 Index with higher growth rates and price-to-book ratios. The index is a passive measure of equity market returns. It does not factor in the costs of buying, selling and holding securities.

  **  Inception date of the Composite is April 1, 1999. Index returns are provided from April 1, 1999.

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